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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   December 9, 1996
                                                         ----------------


                         PIEDMONT MINING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



North Carolina                         0-16436                       56-1378516
--------------                         -------                       ----------
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)           Identification No.)


4101-G Stuart Andrew Boulevard, Charlotte, North Carolina                 28217
-------------------------------------------------------------------------------
                 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (704) 523-6866
                                                     --------------------------


                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                               Page 1 of 9 Pages
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ITEM 5.  OTHER EVENTS.

         On December 9, 1996, the Board of Directors of the Registrant authorized the issuance of up to $300,000 principal amount of Convertible Notes to members of the Board of Directors to provide funds, together with other available funds, to pay in full the remaining balance of a $1.37 million judgment against the Registrant entered in August 1996 on an arbitration award in favor of an Amax Gold Inc. subsidiary. Pursuant to such authorization, a total of $240,000 principal amount of Convertible Notes was issued to five directors, and the judgment was paid in full on December 11, 1996.

         The Registrant is currently appealing the award and judgment, and is separately pursuing its claims against Amax Gold Inc. and certain of its subsidiaries relating to the Haile Mining Venture. The Registrant had previously sought protection under Chapter 11 of the U.S. Bankruptcy Act, but its Chapter 11 petition was dismissed on October 30, 1996. In November 1996, the Registrant sold its remaining shares of Amax Gold Inc. common stock, which it had acquired in connection with the formation of the Haile Mining Venture, and applied the proceeds to payment of the judgment.

         The Convertible Notes mature June 30, 1997 and are convertible into shares of the Registrant's Common Stock at $.40 per share from March 31, 1997 until maturity. On December 9, 1996, the day the issuance of the Convertible Notes was approved, the Registrant's Common Stock was quoted on the Nasdaq Bulletin Board at $.281 bid, $.375 asked.

         On December 14, 1996, the Registrant's Board of Directors authorized the issuance of up to 2,000,000 shares of the Registrant's Common Stock in privately negotiated transactions with accredited investors pursuant to Rule 506 of Regulation D under the Securities Act of 1933. The Registrant currently expects that it will issue and sell approximately 1,400,000 shares at $.40 per share pursuant to this authorization through the end of 1996, for net proceeds of approximately $550,000. Such proceeds will be used for working capital and to fund the costs of the Registrant's litigation against Amax Gold Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                 4          Form of Convertible Note





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PIEDMONT MINING COMPANY, INC.



                                        By:  /s/ Robert M. Shields, Jr.
                                           ------------------------------
                                             Robert M. Shields, Jr.
                                             Chairman of the Board, Chief
                                             Executive Officer and Treasurer



Dated:  December 23, 1996





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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                           Commission File Number
December 9, 1996                                                 0-16436


                         PIEDMONT MINING COMPANY, INC.

                                 EXHIBIT INDEX


Exhibit No                                     Exhibit Description
----------                                     -------------------
   [S]                                  [C]
   4                                    Form of Convertible Note (Page 5 of the
                                        sequentially numbered pages)





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